EXHIBIT 24.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1995 Employee Stock Purchase Plan of our report dated March 30, 1993 with respect to consolidated financial statements and schedule of Intellicall, Inc. included in its Annual Report onForm 10-K for the year ended December 31, 1994, filed with the Securities and Exchange Commission



                                  11/2/95            Ernst & Young LLP
                                    Date                  signature



Dallas, Texas
November 2, 1995